     As filed with the Securities and Exchange Commission on August 20, 1997

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant  /x/
Filed by a party other than the registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                           the Commission Only
/x/  Definitive Proxy Statement                     (as permitted by Rule
                                                           14a-6(e)(2))
/x/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      JAPAN OTC EQUITY FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5)  Total fee paid:
--------------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
/ /  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration state-ment number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3)  Filing Party:
--------------------------------------------------------------------------------
(4)  Date Filed:
--------------------------------------------------------------------------------

                          JAPAN OTC EQUITY FUND, INC.
                                180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038

                            ------------------------

                 NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 24, 1997
                            ------------------------

TO THE SHAREHOLDERS OF
JAPAN OTC EQUITY FUND, INC.:

     Notice is hereby given that the 1997 Annual Meeting of Shareholders (the "Meeting") of Japan OTC Equity Fund, Inc. (the "Fund") will be held at the offices of Nomura Capital Management, Inc., 180 Maiden Lane, New York, New York on Wednesday, September 24, 1997 at 9:00 A.M. for the following purposes:

     (1) To elect six Directors to serve for the ensuing year;

     (2) To consider and act upon a proposal to ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending February 28, 1998;

     (3) To consider and act upon a proposal to approve a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc.;

     (4) To consider and act upon a proposal to approve a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd.; and

     (5) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 4, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

     A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 10, 1997, at the offices of the Fund, 180 Maiden Lane, New York, New York.

     You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors

                                                     JOHN F. WALLACE
                                                        Secretary

New York, New York
Dated: August 20, 1997

                     [This page intentionally left blank.]

                                PROXY STATEMENT

                          JAPAN OTC EQUITY FUND, INC.
                                180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038

                            ------------------------

                      1997 ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 24, 1997
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Japan OTC Equity Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1997 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Capital Management, Inc. ("NCM"), 180 Maiden Lane, New York, New York, on Wednesday, September 24, 1997, at 9:00 A.M. The approximate mailing date of this Proxy Statement is August 21, 1997.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted (a) FOR the election of six Directors, (b) FOR the ratification of the selection of independent accountants, (c) FOR the approval of a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), and (d) FOR the approval of a new Investment Advisory Agreement between NAM-U.S.A. and Nomura Asset Management Co., Ltd. ("NAM"). Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on August 4, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of August 4, 1997, the Fund had outstanding 11,384,000 shares of Common Stock, par value $0.10 per share.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 through 4 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting six Directors will be elected to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth as follows:

                                                                                               SHARES OF
                                                                                              COMMON STOCK
                                                                                              OF THE FUND
                                     PRINCIPAL OCCUPATIONS                                    BENEFICIALLY
     NAME AND ADDRESS                DURING PAST FIVE YEARS                   DIRECTOR          OWNED AT
        OF NOMINEE                AND PUBLIC DIRECTORSHIPS (1)        AGE      SINCE         AUGUST 4, 1997
---------------------------   ------------------------------------    ---     --------     ------------------
William G. Barker,            Consultant to the television            64        1993                  0
Jr.(2) ....................     industry since 1991; Senior Vice
111 Parsonage Road              President and Chief Financial
Greenwich, Connecticut          Officer of The CBS/Fox Company
06830                           from 1982 to 1991.
George H. Chittenden(2) ...   Director of Bank Audi (US).             80        1990                500
155 Buffalo Bay, Neck Road
Madison, Connecticut 06443
Haruo Sawada(3) ...........   President of the Fund since 1997;       47        1997                  0
180 Maiden Lane                 President and Director of NCM since
New York, New York 10038        1997; General Manager of Nomura
                                Investment Management Co., Ltd.
                                ("NIMCO") from 1994 to 1996;
                                Senior Vice President of NCM from
                                1990 to 1994.
Chor Weng Tan(2) ..........   Managing Director for Education, The    61        1990                  0
345 East 47th Street            American Society of Mechanical
New York, New York 10017        Engineering since 1991; Professor,
                                School of Engineering, The Cooper
                                Union from 1963 to 1991; Dean,
                                School of Engineering, The Cooper
                                Union from 1975 to 1987; Executive
                                Officer, The Cooper Union Research
                                Foundation from 1976 to 1987;
                                Program Director, Presidential
                                Young Investigator Awards of
                                National Science Foundation from
                                1987 to 1989; and Director, Tround
                                International, Inc.
Arthur R. Taylor(2) .......   President of Muhlenberg College         62        1990                  0
2400 Chew Street                since 1992; Dean of the Faculty of
Allentown, Pennsylvania         Business of Fordham University
18104                           from 1985 to 1992; Chairman of
                                Arthur R. Taylor & Co. (investment
                                firm); and Director of Louisiana
                                Land & Exploration Company and
                                Pitney Bowes, Inc. from 1982 to
                                1997.

                                                                                               SHARES OF
                                                                                              COMMON STOCK
                                                                                              OF THE FUND
                                     PRINCIPAL OCCUPATIONS                                    BENEFICIALLY
     NAME AND ADDRESS                DURING PAST FIVE YEARS                   DIRECTOR          OWNED AT
        OF NOMINEE                AND PUBLIC DIRECTORSHIPS (1)        AGE      SINCE         AUGUST 4, 1997
---------------------------   ------------------------------------    ---     --------     ------------------
John F. Wallace(3) ........   Secretary and Treasurer of the Fund     68        1990                500
180 Maiden Lane                 since 1990; Senior Vice President of
New York, New York 10038        NCM since 1981, Secretary since
                                1976, Treasurer since 1984 and
                                Director since 1986; Senior Vice
                                President of Nomura Securities
                                International, Inc. ("NSI") since
                                1978, Secretary from 1977 to 1991,
                                and Director from 1983 to 1991.

---------------
(1) Each of the nominees is also a director of Jakarta Growth Fund, Inc., Korea Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc., investment companies for which NCM acts as manager.
(2) Member of Audit Committee and Nominating Committee of the Board of
    Directors.
(3) "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

     Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The principal purpose of the Nominating Committee is to select and nominate the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee.

     During the fiscal year ended February 28, 1997, the Board of Directors held six meetings; the Audit Committee held one meeting; and the Nominating Committee held one meeting. Each Director attended at least 75% of the meetings of the Board of Directors, and each Director who is a member of the Audit and Nominating Committees attended at least 75% of the meetings of such Committees held during such period.

     Interested Persons. The Fund considers two nominees, Messrs. Sawada and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act. Mr. Sawada is President of the Fund and the President and a director of NCM. Mr. Wallace is Secretary and Treasurer of the Fund, Senior Vice President, Secretary, Treasurer and a director of NCM and Senior Vice President of NSI, which is an affiliate of NCM.

     Compensation of Directors. The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates. The Fund pays to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with a Director's actual out-of-pocket expenses related to attendance at meetings. Such fees and expenses aggregated $40,437 for the fiscal year ended February 28, 1997. The Fund has paid affiliated Directors' out-of-pocket expenses in connection with attendance at meetings of the Board of Directors; such expenses aggregated $5,163 for the fiscal year ended February 28, 1997.

     The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid by all investment companies managed by NCM or advised by NIMCO to the Directors:

                                    AGGREGATE               PENSION OR RETIREMENT          TOTAL COMPENSATION FROM
                                  COMPENSATION           BENEFITS ACCRUED AS PART OF        FUND COMPLEX PAID TO
                                  FROM FUND FOR             FUND EXPENSES FOR ITS           DIRECTORS DURING THE
                              ITS FISCAL YEAR ENDED           FISCAL YEAR ENDED              CALENDAR YEAR ENDED
     NAME OF DIRECTOR           FEBRUARY 28, 1997             FEBRUARY 28, 1997              DECEMBER 31, 1996*
---------------------------   ---------------------      ----------------------------      -----------------------
William G. Barker, Jr......          $ 8,000                         None                          $33,000
George H. Chittenden.......          $ 8,000                         None                          $33,000
Horuo Sawada...............               --                         None                               --
Chor Weng Tan..............          $ 8,000                         None                          $33,000
Arthur R. Taylor...........          $ 8,000                         None                          $33,000
John F. Wallace............               --                         None                               --
------------------

* In addition to the Fund, the "Fund Complex" included Jakarta Growth Fund, Inc., Korea Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc.

     Officers of the Fund. The following table sets forth information concerning the officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

                                                                                            SHARES OF
                                                                                           COMMON STOCK
                                                                                           OF THE FUND
                                                                                           BENEFICIALLY
  NAME AND PRINCIPAL OCCUPATION DURING PAST                                 OFFICER          OWNED AT
                    FIVE YEARS                      OFFICE         AGE       SINCE        AUGUST 4, 1997
---------------------------------------------   ---------------    ----     -------     ------------------
Haruo Sawada ................................   President           47        1997                0
  President and Director of NCM since 1997,
     General Manager of NIMCO from 1994 to
     1996, Senior Vice President of NCM from
     1990 to 1994.
Mitsutoyo Kohno .............................   Vice President      48        1990                0
  Senior Vice President of NCM since 1991 and
     Director since 1994, Vice President from
     1989 to 1991.
John F. Wallace .............................   Secretary and       68        1990              500
                                                  Treasurer
  Senior Vice President of NCM since 1981,
     Secretary since 1976, Treasurer since
     1984 and Director since 1986. Senior
     Vice President of NSI since 1978,
     Secretary from 1977 to 1991, and
     Director from 1983 to 1991.

     Stock Ownership. At August 4, 1997, the Directors and officers of the Fund as a group (7 persons) owned an aggregate of 1,000 shares, less than 1% of the outstanding shares of the Fund. Mr. Sawada, President of the Fund, and Mr. Mitsutoyo Kohno, Vice President of the Fund, together own less than 1% of the shares of The Nomura Securities Co., Ltd., an affiliate of both NCM and NIMCO.

                  ITEM 2. SELECTION OF INDEPENDENT ACCOUNTANTS

     On the recommendation of the Audit Committee, the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP ("Price Waterhouse"), as independent accountants, to audit the financial statements of the Fund for the fiscal year ending February 28, 1998. Price Waterhouse has acted as the Fund's independent accountants since the inception of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

     Price Waterhouse also acts as independent accountants for The Nomura Securities Co., Ltd. and certain of its affiliated entities, including NCM, and for three other investment companies for which NCM acts as manager. The Board of Directors of the Fund considered the fact that Price Waterhouse has been retained as the independent accountants for these other entities in its evaluation of the ability of Price Waterhouse to also function in that capacity for the Fund.

     A representative of Price Waterhouse is expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if such person so desires.

            ITEMS 3 AND 4. APPROVAL OR DISAPPROVAL OF THE MANAGEMENT
                      AND INVESTMENT ADVISORY ARRANGEMENTS

     Nomura Capital Management, Inc. ("NCM") has served as the management company for the Fund since the Fund commenced operations in 1990. Nomura Investment Management Co., Ltd. ("NIMCO"), the parent of NCM, has served as the investment adviser for the Fund since that time. NCM and NIMCO are each affiliates of The Nomura Securities Co., Ltd. ("Nomura"), which is the largest securities company in Japan. The existing agreements between the Fund and NCM, and NCM and NIMCO are referred to below as the Current Management Agreement and the Current Investment Advisory Agreement, respectively.

     NIMCO has announced a proposed merger pursuant to which it and The Nomura Securities Investment Trust Management Co., Ltd. ("NSITM"), another investment advisory company affiliated with Nomura, will consolidate their organizations. The merger of the two affiliated companies is permitted by recent changes in Japanese law. NIMCO is the largest investment advisory company in Japan in terms of total assets under management. NSITM is the largest investment trust management company in Japan. At June 30, 1997, NIMCO and NSITM together managed approximately $127.9 billion of investments.

     It is presently contemplated that the corporate restructuring of NIMCO and NSITM (the "NAM Restructuring") will take place on or about October 1, 1997. As part of the NAM Restructuring, it is anticipated that a subsidiary of NSITM based in New York will merge into NCM. After the restructuring, the advisory firms will operate under the following names: the successor firm to NIMCO will be Nomura Asset Management Co., Ltd. ("NAM") and the successor firm to NCM will be Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.").

     NCM has advised the Board of Directors and the Fund that the changes in the corporate structure of the advisers in the United States and Japan are not expected to affect the portfolio management or day-to-day operations of the Fund. However, these changes may constitute an "assignment" of the relevant contracts under the Investment Company Act, which would result in a termination of the Current Management Agreement and the Current Investment Advisory Agreement. Accordingly, in anticipation of the consummation of the NAM Restructuring and in order to ensure the continuity of management and investment advisory services provided to the Fund by NCM and NIMCO, respectively, a new management agreement between the Fund and NAM-U.S.A. (the "New Management Agreement") and a new investment advisory agreement between NAM-U.S.A. and NAM (the "New Investment Advisory Agreement") are proposed to be approved prior to such date by a majority of the Fund's shareholders.

     The proposed new agreements under which the Fund will operate after the NAM Restructuring are substantively identical to the agreements under which the Fund currently operates. The services to be provided by NAM-U.S.A. and NAM after the NAM Restructuring will be identical to the services currently provided by NCM and NIMCO, respectively. NCM has advised the Board of Directors of the Fund that the NAM Restructuring will provide the Fund with access to an investment adviser with a larger capital base and increased investment research staff. NCM has further advised the Board of Directors that it believes that there will be no reduction in the quality of any of the services presently furnished by NCM and NIMCO, respectively. AS DESCRIBED BELOW, THE PROPOSED NEW AGREEMENTS DO NOT ALTER THE RATE OF MANAGEMENT COMPENSATION PRESENTLY PAYABLE BY THE FUND.

     In their consideration of the above agreements, the Board of Directors received information relating to, among other things, alternatives to the present arrangements, the nature, quality and extent of the advisory and other services to be provided to the Fund by NAM-U.S.A. and NAM, and comparative data with respect to the advisory fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The Independent Directors also considered the quality of the personnel providing management and investment advisory services to the Fund, NCM's representations that there will be no material adverse change in the services provided to the Fund after the NAM Restructuring is completed, the relative profitability of the present arrangements to NCM and NIMCO, and information about the services to be performed and the personnel performing such services under the proposed agreements. The Independent Directors were advised by separate counsel in connection with their review of the management and investment advisory arrangements of the Fund.

     If approved by the Fund's shareholders at the Meeting, each of the New Management Agreement and the New Investment Advisory Agreement will remain in effect until September 30, 1999, unless terminated as described below. The Current Management Agreement and the Current Investment Advisory Agreement were each last approved by the Fund's shareholders on July 9, 1991. Although the management and investment advisory arrangements consist of two separate contracts, neither agreement will become effective unless both are approved by shareholders.

     As indicated above, NIMCO and NSITM are affiliates of Nomura, the largest securities company in Japan. The Tokyo Prosecutor's Office indicted Nomura and certain of its former officers in June and July, 1997 for loss compensation in violation of the Securities and Exchange Law of Japan. Such transactions involved compensation of a client for losses incurred in prior securities transactions for the purpose of rewarding him for cooperating with Nomura in ensuring the smooth conduct of its annual shareholders' meeting held in June 1995. In addition, on July 30, 1997, the Ministry of Finance of Japan announced administrative penalties, each for certain specified time periods, against Nomura as follows: suspension of Nomura's own-account stock-related dealing; suspension of stock-related business at all Nomura branch offices; suspension of all securities transactions at certain divisions of Nomura's headquarters; suspension of all securities transactions at Nomura's headquarters; and ban from participation in the auction and underwriting of public bonds in Japan. On August 8, 1997, the Tokyo Stock Exchange (which had previously imposed certain sanctions against Nomura) and the Japan Securities Dealers Association each imposed fines on Nomura of approximately $845,000. NCM has advised the Board of Directors of the Fund that neither NCM nor NIMCO had any involvement in any of the activities that were the subject of the indictments and the administrative penalties, and that NCM has been advised by NSITM that neither it nor any of its subsidiaries had any such involvement.

INFORMATION CONCERNING NAM-U.S.A. AND NAM

     NAM-U.S.A. will provide global investment advisory services, primarily with respect to Japanese and other Pacific Basin securities, for U.S. institutional clients. NAM-U.S.A. also will act as one of the investment advisers to six other investment companies, three of which are U.S. registered investment companies. NAM-U.S.A. will be a subsidiary of NAM and Nomura Research Institute ("NRI").

     The following table sets forth the name, proposed title and principal occupations of the proposed principal executive officer and each director of NAM-U.S.A. upon the completion of the NAM Restructuring:

                                TITLE WITH NAM-U.S.A.                      PRESENT
           NAME*               AFTER NAM RESTRUCTURING              PRINCIPAL OCCUPATION
----------------------------   -----------------------    -----------------------------------------
Haruo Sawada................   Director and President     Director and President of NCM
Brian X. Fitzgibbon.........   Director                   Director and Senior Vice President of NCM
Takashi Harino..............   Director                   Director of NSITM
Shigenobu Hayakawa..........   Director                   Managing Director of NRI
Shigehito Hayashi...........   Director                   Director and President of Nomura Asset
                                                          Management (U.S.A.) Inc.
Naotake Hirasawa............   Director                   Director of NIMCO
Mitsutoyo Kohno.............   Director                   Director and Senior Vice President of NCM
Takahide Mizuno.............   Director                   Director of NIMCO
Takeo Nakamura..............   Director                   Managing Director of NIMCO
Marti G. Subrahmanyam.......   Director                   Professor of Finance and Economics, New
                                                          York University, Leonard N. Stern School
                                                          of Business Administration
John F. Wallace.............   Director                   Director, Senior Vice President,
                                                          Secretary and Treasurer of NCM

------------------

* The address of Messrs. Sawada, Fitzgibbon, Hayashi, Kohno, Subrahmanyam, and Wallace is 180 Maiden Lane, New York, New York 10038. The address of Messrs. Harino, Hirasawa, Mizuno, and Nakamura is
 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan. The address of Mr. Hayakawa is
  1-10-1, Nihonbashi, Chuo-ku, Tokyo 103, Japan.

     NAM will provide investment advisory services for Japanese and international clients. In addition to the Fund, NAM will act as an investment adviser with respect to the following registered investment companies: Jakarta Growth Fund, Inc., Korea Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc. NRI, whose address is 1-10-1, Nihonbashi, Chuo-ku, Tokyo 103, Japan, will own 12.44% of NAM.

     The following table sets forth the name and proposed title of the proposed principal executive officers and each director of NAM upon the completion of the NAM Restructuring:

                                TITLE WITH NAM AFTER                      PRESENT
           NAME*                  NAM RESTRUCTURING                 PRINCIPAL OCCUPATION
----------------------------   -----------------------    ----------------------------------------
Hitoshi Tonomura............   Chairman of the Board      President of NSITM
Tadashi Takubo..............   President                  President of NIMCO
Tadashi Akimoto.............   Director                   Director of NIMCO
Kazuhiko Hama...............   Director                   Director of NSITM
Takashi Harino..............   Director                   Director of NSITM
Naotake Hirasawa............   Director                   Director of NIMCO
Toshio Ikawa................   Director                   Director of NSITM
Hideaki Ishii...............   Director                   Managing Director of NSITM
Shinzo Katada...............   Director                   Managing Director of NIMCO
Atsushi Kinebuchi...........   Director                   Executive Managing Director of NSITM
Norio Kinoshita.............   Director                   Director of NSITM

                                TITLE WITH NAM AFTER                      PRESENT
           NAME*                  NAM RESTRUCTURING                 PRINCIPAL OCCUPATION
----------------------------   -----------------------    ----------------------------------------
Masami Kitaoka..............   Director                   Director of NSITM
Mitsunori Minamio...........   Director                   Director of NIMCO
Haruo Miyako................   Director                   Managing Director of NSITM
Takahide Mizuno.............   Director                   Director of NIMCO
Takeo Nakamura..............   Director                   Managing Director of NIMCO
Naoki Santo.................   Director                   Executive Managing Director of NIMCO
Takanori Shimizu............   Director                   Managing Director of NSITM
Teruo Shimizu...............   Director                   Director of NSITM
Hiromichi Tabata............   Director                   Director of NSITM
Katsuya Takanashi...........   Director                   Executive Vice President of NSITM
Yasuo Takebayashi...........   Director                   Managing Director of NSITM
Takanori Tanabe.............   Director                   Executive Managing Director of NSITM
Isao Teranishi..............   Director                   Executive Managing Director of NIMCO

------------------

* The address of the principal executive officer and each director is 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan.

TERMS OF THE NEW MANAGEMENT AGREEMENT AND THE NEW INVESTMENT ADVISORY AGREEMENT

     Copies of the forms of the New Management Agreement and the New Investment Advisory Agreement are set forth as Exhibits A and B, respectively. Set forth below is a summary of the terms of such agreements. As discussed above, the proposed agreements are substantively identical to the agreements under which the Fund currently operates. THE PROPOSED AGREEMENTS DO NOT CHANGE THE AMOUNT OF MANAGEMENT FEES PAYABLE BY THE FUND.

     Under the New Management Agreement, NAM-U.S.A. agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. In addition to the management of the Fund's portfolio in accordance with the Fund's investment policies and the responsibility for making decisions to buy, sell or hold particular securities, NAM-U.S.A. is obligated to perform, or arrange for the performance of, the administrative and management services necessary for the operation of the Fund. NAM-U.S.A. is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder. Pursuant to such Agreement, NAM-U.S.A. is authorized to retain NAM to act as an investment adviser for the Fund.

     Pursuant to the New Investment Advisory Agreement between NAM-U.S.A. and NAM, NAM will agree to furnish NAM-U.S.A. with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Fund. NAM will not be responsible for the actual portfolio decisions of the Fund.

COMPENSATION AND EXPENSES

     AS DESCRIBED ABOVE, THE MANAGEMENT COMPENSATION PRESENTLY PAYABLE BY THE FUND WILL REMAIN THE SAME UNDER THE PROPOSED CONTRACTUAL ARRANGEMENTS. As compensation for its services to the Fund, NAM-U.S.A. will receive a monthly fee, computed daily, at the annual rate of 1.10% of the value of the Fund's average weekly net assets not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not exceeding $100 million, and .90% of the Fund's average weekly net assets in excess of $100 million. NAM-U.S.A. will pay NAM monthly fees at the annual rate of .50% of the Fund's average weekly net assets not in excess of $50 million, .45% of the Fund's average weekly net assets in excess of $50 million but not exceeding $100 million, and .40% of the Fund's average weekly net assets in excess of $100 million. The fee payable to NAM-U.S.A. is higher
                                       8
than that paid by most management investment companies, but NAM-U.S.A. believes it is comparable to fees paid by other international funds. For the fiscal year ended February 28, 1997, the Fund paid or accrued fees to NCM of $979,956. At July 31, 1997, the net assets of the Fund aggregated approximately $77.5 million. At this net asset level, the annual management fee would aggregate $825,353.

     The New Management Agreement obligates NAM-U.S.A. to provide, or arrange for the provision of, investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of NAM-U.S.A. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal, tax and auditing services, costs of printing proxies, listing fees, stock certificates, shareholder reports, prospectuses, charges of the custodian, sub-custodians and transfer agent, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the weekly calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

     For the fiscal year ended February 28, 1997, the Fund paid brokerage commissions of $516,769. Nomura and its affiliates earned commissions of $17,696 on execution of such portfolio security transactions. As of the date of this Proxy Statement, NCM and NIMCO have determined not to place any brokerage transactions with Nomura in light of the conduct that led to the administrative penalties discussed above imposed on Nomura by the Ministry of Finance of Japan. NCM and NIMCO reserve the right to change this determination in the future at their discretion.

     The following table sets forth information relating to the registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM-U.S.A., NAM, and their affiliates will act as manager or investment adviser:

                                                                                    APPROXIMATE
                                                                                   NET ASSETS AT
                                                                                   JULY 31, 1997
         INVESTMENT COMPANY                      ANNUAL ADVISORY FEES                (MILLIONS)
------------------------------------  -------------------------------------------  --------------
JAKARTA GROWTH FUND, INC.(1)                                                            $52.1
Manager:                              Management Fee:
NAM-U.S.A.                            1.10% of net assets.
Investment Adviser:                   Investment Advisory Fee:
NAM                                   .50% of net assets; paid by NAM-U.S.A.
KOREA EQUITY FUND, INC.(2)                                                              $50.5
Manager:                              Management Fee:
NAM-U.S.A.                            1.10% of net assets.
Investment Adviser:                   Investment Advisory Fee:
NAM                                   .55% of net assets; paid by NAM-U.S.A.
NOMURA PACIFIC BASIN FUND, INC.                                                         $23.8
Manager:                              Management Fee:
NAM-U.S.A.                            .75% of net assets.
Investment Advisers:                  Investment Advisory Fees:
NAM                                   .26125% of net assets; paid by NAM-U.S.A.
                                      to NAM
NAM-Singapore                         .0275% of net assets; paid by NAM-USA to
                                      NAM-Singapore



---------------
(1) Nomura Asset Management Singapore Ltd. ("NAM-Singapore"), which will be an affiliate of NAM-U.S.A. and NAM, will act as investment sub-adviser to Jakarta Growth Fund, Inc. for which it will receive compensation of .25% of net assets paid by NAM.

(2) LG Investment Trust Management Co., Ltd. acts as investment sub-adviser to Korea Equity Fund, Inc. for which it receives compensation of .10% of net assets paid by NAM-U.S.A.

     Duration and Termination. As indicated above, each of the New Management Agreement and the New Investment Advisory Agreement will remain in effect until September 30, 1999, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the shareholders of the Fund.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund, except to the extent such expenses are attributable to the NAM Restructuring, in which case they will be borne by NCM. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $10,000, together with reimbursement of such firm's expenses.

     The election of Directors requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. Ratification of the selection of independent accountants requires the affirmative vote of a majority of the shares present and voting on the proposal at a meeting at which a quorum is present. Approval of each of the Management Agreement and the Investment Advisory Agreement requires the vote of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act, is the vote (a) of 67% or more of the shares of the Fund present at the meeting of the holders if more than 50% of the outstanding shares are present or represented by proxy, or (b) of more than 50% of the outstanding shares, whichever is less. If the Management and the Investment Advisory Agreements are not approved by shareholders at the Meeting, the Board of Directors will reconsider the Fund's management and investment advisory arrangements. The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting.

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on certain items to be considered at the Meeting if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the proxies so designated are granted authority by broker-dealer firms to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors or the ratification of the selection of independent accountants. Abstentions and broker non-votes will have the same effect as a vote against the approval of each of the Management Agreement and the Investment Advisory Agreement.

     The Fund sends quarterly reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038 (or call 1-800-833-0018).

PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by June 1, 1998.

                                           By Order of the Board of Directors

                                                         JOHN F. WALLACE
                                                           Secretary

Dated: August 20, 1997

                                                                       EXHIBIT A

                              MANAGEMENT AGREEMENT

     AGREEMENT made this        day of            1997, by and between JAPAN OTC
EQUITY FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund"), and NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager").

                              W I T N E S S E T H:

     WHEREAS, the Fund is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

     WHEREAS, the Manager is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                   ARTICLE I
                             Duties of the Manager

     The Fund hereby retains the Manager to act as the manager of the Fund and to furnish the Fund with the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein.

     (a) Management and Administrative Services. The Manager shall perform, or supervise the performance of, the management and administrative services necessary for the operation of the Fund including administering shareholder accounts and handling shareholder relations. The Manager shall provide the Fund with office space, equipment and facilities and such other services as the Manager, subject to review by the Board of Directors of the Fund, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Manager shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall generally monitor the Fund's compliance with investment policies and restrictions as set forth in filings made by the Fund under Federal securities laws. The Manager shall make reports to the Board of Directors of the Fund of the performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. The Manager and each of its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     (b) Investment Advisory Services. The Manager shall provide the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Fund. The Manager shall act as investment adviser to the Fund and as such shall furnish continuously an investment
                                      A-1
program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or in cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Manager shall make decisions for the Fund as to foreign currency matters and make determinations as to foreign exchange contracts. The Manager shall make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Manager is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek to obtain executions and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the filings made by the Fund under Federal securities laws. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers with which it, or the Fund, is affiliated.

                                   ARTICLE II
                       Allocation of Charges and Expenses

     (a) The Manager. The Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Fund and all directors of the Fund who are "affiliated persons" (as defined in the Investment Company Act) of the Manager.

     (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: organization costs, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses, charges of the Custodian, any Sub-Custodian and Transfer and Dividend Disbursing Agent, expenses of portfolio transactions, Securities and Exchange Commission and stock exchange fees, expenses of registering the Fund's shares under Federal, state and foreign laws, expenses of administering any dividend reinvestment plan (except to the extent set forth in such plan), fees and actual out-of-pocket expenses of directors who are not affiliated persons of the Manager, accounting and pricing costs (including the calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other like expenses properly payable by the Fund.

                                  ARTICLE III
                          Compensation of the Manager

     For the services rendered, the equipment and facilities furnished and expenses assumed by the Manager, the Fund shall pay to the Manager at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, at the annual rate of 1.10% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, minus the sum of liabilities of the Fund), not in excess of $50 million, 1.00% of
                                      A-2
the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million and .90% of the Fund's average weekly net assets in excess of $100 million, commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.

                                   ARTICLE IV
                         Investment Advisory Agreement

     This Agreement is entered into with the understanding that the Manager will enter into an Investment Advisory Agreement with Nomura Asset Management Co., Ltd., in the form attached hereto as Exhibit A, in which the Manager will contract for advisory services and pay the Investment Adviser compensation for its services out of the compensation received hereunder pursuant to Article III at the rates set forth therein. Such Investment Advisory Agreement will be coterminous with this Management Agreement.

                                   ARTICLE V
                     Limitation of Liability of the Manager

     The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article V, the term "Manager" shall include any affiliates of the Manager performing services for the Fund contemplated hereby and directors, officers and employees of the Manager as well as the corporation itself.

                                   ARTICLE VI
                           Activities of the Manager

     The services of the Manager to the Fund are not to be deemed to be exclusive, the Manager and any person controlled by or under common control with the Manager (for purposes of this Article VI referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Manager and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Manager and its affiliates are or may become similarly interested in the Fund, and that the Manager is or may become interested in the Fund as shareholder or otherwise.

                                  ARTICLE VII
                   Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until , 1999 and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund,
                                      A-3
and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, or by the Manager, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VIII
                          Amendments of the Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE IX
                          Definitions of Certain Terms

     The terms "vote of a majority of outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE X
                                 Governing Law

     This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                          JAPAN OTC EQUITY FUND, INC.
                                          By ___________________________________

                                          NOMURA ASSET MANAGEMENT U.S.A. INC.
                                          By ___________________________________

                                                                       EXHIBIT B

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this        day of            , 1997, by and between NOMURA
ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager"), and NOMURA ASSET MANAGEMENT CO., LTD., a Japanese corporation (hereinafter referred to as the "Investment Adviser").

                             W I T N E S S E T H :

     WHEREAS, Japan OTC Equity Fund, Inc. (the "Fund") is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

     WHEREAS, the Manager and the Investment Adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Manager has entered into a management agreement with the Fund of even date herewith (the "Management Agreement"); and

     WHEREAS, the Investment Adviser is willing to provide investment advisory services to the Manager in connection with the Fund's operations on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                   ARTICLE I
                        Duties of the Investment Adviser

     Subject to the broad supervision of the Manager and the Fund, the Investment Adviser shall provide the Manager with such economic research, securities analysis and investment recommendations as the latter may from time to time consider necessary for the proper supervision of the Fund's assets. The Investment Adviser shall continuously review the Fund's holdings and shall make recommendations as to which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Investment Adviser shall make recommendations as to foreign currency matters and the advisability of entering into foreign exchange contracts. The Investment Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

                                   ARTICLE II
                       Allocation of Charges and Expenses

     The Investment Adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                  ARTICLE III
                     Compensation of the Investment Adviser

     For the services to be rendered as provided herein, the Manager shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average weekly value of the net assets of the Fund at the annual rate of 0.50% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund), not in excess of $50 million, .45% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million and .40% of the Fund's average weekly net assets in excess of $100 million, commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.

                                   ARTICLE IV
               Limitation of Liability of the Investment Adviser

     The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Adviser and such affiliates.

                                   ARTICLE V
                      Activities of the Investment Adviser

     The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for the purpose of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Manager are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that directors, officers, employees, partners and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Manager or the Fund, and that the Investment Adviser is or may become interested in the Manager or the Fund as shareholder or otherwise.

                                   ARTICLE VI
                   Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until , 1999 and thereafter, but only so long as the Management Agreement remains in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not
                                      B-2
parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Manager, by vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser, on sixty days' written notice to the parties. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VII
                          Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting for the purpose of voting on such approval.

                                  ARTICLE VIII
                          Definitions of Certain Terms

     The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX
                                 Governing Law

     This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                          NOMURA ASSET MANAGEMENT U.S.A. INC.

                                          By ___________________________________

                                          NOMURA ASSET MANAGEMENT CO., LTD.

                                          By ___________________________________

                        JAPAN OTC EQUITY FUND, INC.
                              180 MAIDEN LANE
                         NEW YORK, NEW YORK  10038

                                 P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Haruo Sawada and John F. Wallace as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Japan OTC Equity Fund, Inc. (the "Fund") held of record by the undersigned on August 4, 1997 at the annual meeting of the shareholders of the Fund to be held on September 24, 1997 or any adjournment thereof.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSONS.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------                 --------------------------
-------------------------                 --------------------------
-------------------------                 --------------------------

|X|  PLEASE MARK VOTES AS IN THIS EXAMPLE

JAPAN OTC EQUITY FUND, INC.

Mark box at right if an address change or comment has been noted on the reverse side of this card. |_|

Please be sure to sign and date this Proxy.  Date _________________

Shareholder sign here ___________________   Co-owner sign here________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

1. Election of Directors.

            William G. Barker, Jr.  Chor Weng Tan
            George H. Chittenden    Arthur R. Taylor
            Haruo Sawada            John F. Wallace

         For All Nominees |_|   Withhold |_|   For All Nominees Except |_|

If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through that nominee's(s') name(s). Your shares shall be voted for the remaining nominee(s).

2. Proposal to ratify the selection of Price Waterhouse LLP
            as the independent accountants of the Fund.

         For |_|   Against |_|   Abstain |_|

3. Proposal to approve the new Management Agreement.

         For |_|   Against |_|   Abstain |_|

4. Proposal to approve the new Investment Advisory Agreement.

         For |_|   Against |_|   Abstain |_|

5. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

              This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

RECORD DATE SHARES:

                           JAPAN OTC EQUITY FUND, INC.
                                180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038


                                                              August 20, 1997

Dear Shareholder:

    We are writing to request your vote on matters that are important to the Fund. We urge you to review the attached proxy statement, cast your vote on the attached proxy card and return your card in the enclosed envelope.

    Of particular importance are the proposals to approve new management and investment advisory agreements. As described in the enclosed proxy statement, these new agreements are required in light of a corporate restructing of the Fund's investment advisers in which they are being consolidated with affiliated advisory companies. The new agreements do not change the fee paid by the Fund. The agreements will not become effective unless each of them is approved.

    The Directors unanimously recommend that you vote "FOR" each of the proposals described in the Fund's proxy statement. Your participation is important. If you will not be attending the meeting personally, we urge you to return the enclosed proxy card.

                                On behalf of the Board of Directors

                                           Haruo Sawada
                                              President